Fees Summary	May 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 208,775,111.02
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 0.00
Final Prospectus	false